Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

333-72042    HV-3573 - PremierSolutions Chicago Public Schools
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Supplement dated August 16, 2023 to your Prospectus dated May 1, 2023
This Supplement dated August 16, 2023 amends certain information contained in the Prospectus dated May 1, 2023 .
Appendix A – Underlying Funds
Effective immediately, the Current Expenses for the below-listed funds shown in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2023 are updated as follows.
All other information contained in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2023 remains unchanged.
FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR (or since inception)	10 YEAR (or since inception)
US Fund Large Value	American Century Equity Income Fund - Investor Class Adviser: American Century Investment Management Inc Subadviser: N/A	0.93%	-3.14%	6.29%	9.52%
US Fund Inflation- Protected Bond	PIMCO Real Return Fund - Class A Adviser: Pacific Investment Management Company, LLC Subadviser: N/A	1.07%	-12.22%	1.71%	0.64%
US Fund Intermediate Core-Plus Bond	PIMCO Total Return Fund - Class A Adviser: Pacific Investment Management Company, LLC Subadviser: N/A	0.83%	-14.40%	-0.31%	0.75%

This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2023 . Please read this Supplement carefully and retain it for future reference.

2023-PROSUPP-18-HV3573